UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016 (January 8, 2016)

 GRAY TELEVISION, INC.

(Exact name of registrant as specified in its charter)

Georgia (State of incorporation or organization)	1-13796 (Commission File Number)	58-0285030 (IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, GA (Address of Principal Executive Offices)	30319 (Zip Code)

Registrant’s telephone number, including area code: (404) 504-9828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Beginning on January 12, 2016, Gray Television, Inc. (“Gray” or the “Company”) intends to meet with and make presentations to prospective lenders in connection with a proposed senior credit facility refinancing, the proceeds of which are expected to be used to refinance the Company’s outstanding indebtedness under its existing senior credit facility and to complete certain of the Company’s pending acquisitions, including the previously disclosed and pending acquisition of all of the television and radio broadcast stations owned by Schurz Communications, Inc. (including its consolidated entities, “Schurz”). These presentations are expected to include certain strategic business and financial information relating to the Company’s historical and expected results of operations and financial condition (after giving effect to various completed and pending acquisitions).

A copy of the slides to be used in connection with such meetings and presentations is furnished as Exhibit 99.1 hereto and incorporated herein by this reference.

The Company is also furnishing herewith the following historical combined financial statements of the broadcast operations of Schurz (which combined financial statements include financial information and results of operations of the Schurz television and radio stations that Gray has agreed to sell or divest and that will not be retained by Gray):

•    Condensed combined balance sheets (unaudited) as of September 30, 2015 and December 31, 2014, condensed combined statements of income (loss) (unaudited) for the nine months ended September 30, 2015 and 2014, and condensed combined statements of cash flows (unaudited) for the nine months ended September 30, 2015 and 2014, and the Schurz Communications, Inc. independent auditors’ review report;

•    Audited combined financial statements as of and for the year ended December 31, 2014 and independent auditors’ report.

The foregoing combined financial statements of the broadcast operations of Schurz are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by this reference.

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 – Other Events

 On January 8, 2016, Gray filed its application to participate in the FCC Broadcast Incentive Auction.  Gray intends to bid to surrender in the auction the license of WAGT(TV) in Augusta, Georgia, that it has proposed to acquire from Schurz.  Other than WAGT(TV), Gray does not anticipate significant involvement in the auction at this time.  Nevertheless, Gray will closely monitor the auction once it commences in late March 2016 and adjust its strategy as circumstances warrant.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit
99.1	Prospective lender meeting slides

99.2

The broadcast operations of Schurz Communications, Inc. condensed combined balance sheets (unaudited) as of September 30, 2015 and December 31, 2014, condensed combined statements of income (loss) (unaudited) for the nine months ended September 30, 2015 and 2014, and condensed combined statements of cash flows (unaudited) for the nine months ended September 30, 2015 and 2014, and the Schurz Communications, Inc. independent auditors’ review report

99.3	The broadcast operations of Schurz Communications, Inc. audited combined financial statements as of and for the year ended December 31, 2014 and independent auditors’ report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

Date: January 11, 2016	By:	/s/ James C. Ryan
Name: James C. Ryan Title: Chief Financial Officer and Senior Vice President

exhibit list

Number	Exhibit
99.1	Prospective lender meeting slides

99.2

The broadcast operations of Schurz Communications, Inc. condensed combined balance sheets (unaudited) as of September 30, 2015 and December 31, 2014, condensed combined statements of income (loss) (unaudited) for the nine months ended September 30, 2015 and 2014, and condensed combined statements of cash flows (unaudited) for the nine months ended September 30, 2015 and 2014, and the Schurz Communications, Inc. independent auditors’ review report

99.3	The broadcast operations of Schurz Communications, Inc. audited combined financial statements as of and for the year ended December 31, 2014 and independent auditors’ report